Property, Plant and Equipment	12 Months Ended
Mar. 31, 2012
Property, Plant and Equipment

8. Property, Plant and Equipment

The major classes of property, plant and equipment at March 31, 2012 and 2011, are as follows:

	Millions of yen		Thousands of U.S. dollars
	2012	2011	2012
Land	¥97,943	¥95,409	$1,194,427
Buildings	353,486	337,619	4,310,805
Machinery and equipment	712,578	694,507	8,689,975
Construction in progress	21,897	20,220	267,037

Total	1,185,904	1,147,755	14,462,244
Less: accumulated depreciation and amortization	(656,248)	(639,368)	(8,003,024)

Net property, plant and equipment	¥529,656	¥508,387	$6,459,220

For the fiscal year ended March 31, 2011, Komatsu recognized a damaged loss of ¥1,217 million related to property, plant and equipment within the construction, mining and equipment segment as the result of the Great East Japan Earthquake.